Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
July 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.6%
Entertainment - 51.6%
888 Holdings PLC	5,874	$10,515
Aristocrat Leisure Ltd.	1,015	25,002
Betmakers Technology Group Ltd. (a)	21,726	7,580
Betsson AB - Class B	1,852	12,743
DraftKings, Inc. (a)	5,300	72,769
Entain PLC (a)	6,267	91,706
Everi Holdings, Inc. (a)	1,107	21,266
Evolution AB	1,164	111,706
Flutter Entertainment PLC (a)	1,136	113,214
GAN Ltd. (a)	18,275	66,521
Kambi Group PLC (a)	520	9,321
Kindred Group PLC	2,751	24,069
La Francaise des Jeux SAEM (b)	1,600	56,856
LeoVegas AB (b)	1,860	11,083
NEOGAMES SA (a)	442	6,758
OPAP SA	2,662	36,752
PointsBet Holdings Ltd. (a)	5,097	11,310
Rank Group Plc (a)	5,051	5,532
Rush Street Interactive, Inc. (a)	1,243	6,886
Sportradar Holding AG (a)	749	7,198
Super Group SGHC Ltd. (a)	2,753	11,755
		720,542
Internet - 10.0%
Catena Media PLC (a)	1,652	5,296
Jumbo Interactive Ltd.	1,073	10,782
Sea Ltd. - ADR (a)	376	28,696
Tencent Holdings Ltd.	2,427	94,855
		139,629
Semiconductors - 6.2%
Advanced Micro Devices, Inc. (a)	446	42,134
NVIDIA Corp.	243	44,136
		86,270
Software - 26.9%
Activision Blizzard, Inc.	596	47,650
Better Collective A/S (a)	735	11,578
Bilibili, Inc. - ADR (a)	649	15,862
Capcom Co. Ltd.	713	19,685
Electronic Arts, Inc.	253	33,201
Embracer Group AB - Class A (a)	2,063	15,581
Kingsoft Corp. Ltd.	4,732	15,824
Konami Holdings Corp.	293	17,188
NetEase, Inc. - ADR	406	37,750
Nexon Co. Ltd.	923	20,822
Playtech PLC (a)	3,744	22,370
ROBLOX Corp. - Class A (a)	712	30,566
Skillz, Inc. (a)	5,448	8,608
Square Enix Holdings Co. Ltd.	373	17,192
Take-Two Interactive Software, Inc. (a)	207	27,475
Ubisoft Entertainment SA (a)	399	16,888
Unity Software, Inc. (a)	456	17,050
		375,290
Toys/Games/Hobbies - 4.9%
Bandai Namco Holdings, Inc.	324	25,115
Nintendo Co. Ltd.	98	43,783
		68,898
TOTAL COMMON STOCKS (Cost $1,510,998)		1,390,629

WARRANTS - 0.0% (d)	Shares	Value
PointsBet Holdings Ltd. (a)(c)	252	–
TOTAL WARRANTS (Cost $0)		–

Total Investments (Cost $1,510,998) - 99.6%		1,390,629
Other Assets in Excess of Liabilities - 0.4%		5,117
TOTAL NET ASSETS - 100.0%		$1,395,746

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of those securities total $67,939 or 4.9% of net assets.

(c)	Value determined using significant unobservable inputs.
(d)	Less than 0.05%.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 1,390,629	$ -	$ -	$ -	$ 1,390,629
Warrants	-	-	0	-
Total Investments in Securities	$ 1,390,629	$ -	$ -	$ -	$ 1,390,629
^ See the Schedules of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ODDS(a)	Balance as of 4/30/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 7/31/2022
Warrants	$-	$-	$-	$-	$-	$0	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 7/31/2022	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Warrants	$0	Corporate Action	None	$0.00

(a)Table presents information for one security, which has been valued at $0.00 AUD throughout the period.